Syndication Overview

Safe Harbor Statement

Certain statements contained in this presentation regarding R.H. Donnelley's future operating results or performance or business plans or prospects and any other statements not constituting historical fact are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where
possible, the words "believe," "expect," “will,” "anticipate," "should," "planned," "estimated,” “projected,” “forecasted”
(or the symbols “E” “G” or “P”), "potential," "goal," "outlook," and similar expressions, as they relate to R.H.
Donnelley or its management, have been used to identify such forward-looking statements. Regardless of any identifying phrases, these statements and all other forward-looking statements reflect only R.H. Donnelley's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to R.H. Donnelley. Accordingly, the statements are subject to significant risks, uncertainties and contingencies which could cause R.H. Donnelley's actual operating results, performance or business plans or prospects to differ from those expressed in, or implied by, these statements.  Such risks, uncertainties and contingencies are described in detail in Management’s Discussion and Analysis of Financial
Condition and Results of Operations in the Company’s Annual Report on Form 10-K for the year ended December
31, 2003, as well as the Company's other periodic filings with the Securities and Exchange Commission, and in summary and without limitation include the following: (1) our ability to meet our substantial debt service obligations;
(2) restrictive covenants under the terms of our debt and convertible preferred stock agreements; (3) usage of print yellow pages directories and changes in technology; (4) competition in the yellow pages industry and other competitive media; (5) SBC’s or DonTech’s actions which could adversely impact our results of operations and financial condition; (6) failure to consummate the acquisition of SBC’s directory publishing business in Illinois and
Northwest Indiana; (7) reliance on and extension of credit to small- and medium-sized businesses; (8) dependence on third party providers of printing, distribution and delivery services and the sale of advertising to national accounts;
(9) general economic conditions and consumer sentiment in our markets; and (10) fluctuations in the price and availability of paper.

During this presentation, we will also refer to certain non-GAAP financial measures. You can find additional information about these measures and a reconciliation between these measures and the comparable GAAP measures in the Appendices to this presentation, as well as pertinent information about these measures in our
Current Report on 8-K disclosing 2002 adjusted pro forma results filed with the SEC on July 23, 2003, and our
Current Report on 8-K discussing non-GAAP financial measures filed with the SEC on May 2, 2003, each of which is available on our web site under “Investor Information,” “SEC Filings.”

Overview of Credit Facilities

                                                                            Revolver                                                                  Term Loan A                                                              Term Loan B

(1)     Pricing tied to a leverage based grid.

Borrower:

R.H. Donnelley Inc.

Guarantors:

R.H. Donnelley Corporation and each of the Borrower’s existing and future direct and indirect domestic subsidiaries

Amount:

$175.0 million

$499.5 million

$1,968.2 million

Maturity:

Dec. 31, 2009

Dec. 31, 2009

June 30, 2011

LIBOR Margin(1):

200 bps

200 bps

225 bps

Ratings:

S&P:  BB (Stable)

Moody’s:  Ba3 (Stable)

Security:

All assets that secure the Existing Facilities, substantially all assets of the acquired business and all tangible and intangible assets acquired in the future

Financial

Covenants:

Maximum total and senior secured leverage; and minimum interest coverage

Use of Proceeds:

Finance the acquisition of SBC’s directory business in Illinois and

Northwest Indiana and related fees and expenses; general corporate purposes

Summary of Amendment

Revolver

Amount:

$125.0 Million

$175.0 Million

Maturity:

12/31/08

12/31/09

Pricing:

Pricing:

L + 325 bps

L + 225 bps

L + 225 bps

L + 200 bps

50 bps undrawn

37.5 bps undrawn

Term Loan A

Amount:

$99.5 Million

$499.5 Million

Maturity:

12/31/08

12/31/09

Pricing:

L + 225 bps

L + 200 bps

Term Loan B

Amount:

$918.2 Million

$1,968.2 Million

Maturity:

6/30/10

6/30/11

Existing

Amended

The amendment will extend the maturities of the existing tranches, adjust pricing for current market conditions and incorporate changes to reflect size of pro forma company

Sources & Uses of Funds

Sources and Uses of Funds

($ in millions)

Net Purchase Price

$1,420.0

Estimated Fees and Expenses

30.0

Total Uses

$1,450.0

Term Loan A

$400.0

Term Loan B

1,050.0

Total Sources

$1,450.0

Pro Forma Capitalization

($ in millions)

Cash and Equivalents

$5.0

Revolver(2)

$0.0

0.0

%

0.0

x

Term Loan A

499.5

9.6

0.9

Term Loan B

1,968.2

37.6

3.4

8

   % Senior Secured Notes Due 2010(3)

325.0

6.2

0.6

Total Senior Debt

$2,792.7

53.4

%

4.8

x

10

   % Senior Subordinated Notes Due 2012

600.0

11.5

1.0

Total Debt

$3,392.7

64.9

%

5.8

x

Convertible Preferred Stock(4)

417.6

8.0

0.7

Market Value of Common Equity(5)

1,415.6

27.1

2.4

Total Enterprise Value

$5,225.9

100.0

%

x

8.9

Pro Forma

Multiple of

6/30/04

% of Total

EBITDA(1)

(1)

Based on pro forma 2004 EBITDA of $586.0 million.

(2)

Total commitment of $175.0 million (increased from $125.0 million).

(3)

In connection with the Acquisition, the existing 8 7/8 % Senior Notes due 2010 will be granted security in the collateral securing the Senior Facilities.

(4)

Reflects estimated value upon conversion into common stock.

(5)

Based on 31.194 million shares outstanding and share price of $45.38 as of July 30, 2004.

Appendix

Reconciliation of Non-GAAP Measures

($ in millions)

Net income Outlook—GAAP

$116.0

Plus Expected Tax Provision

76.0

Plus Expected Interest Expense, Net

164.0

Plus Expected Depreciation and Amortization

59.0

EBITDA Outlook, Pre-Acquisition

$415.0

Impact of Acquisition:(1)

Plus Expected Revenue from Acquired Directories that

Published Prior to the Acquisition that would have been

Recognized During the Period Absent Purchase Accounting

Adjustments Required Under GAAP(2)

$252.6

Plus Expected Revenue from Acquired Directories that will

Publish After the Acquisition

221.3

Less Estimated Pre-Press Revenue that would not be Recognized as a Result of the Acquisition

(19.0)

Less Estimated Expenses from Directories that Published Prior to the Acquisition that would have been Recognized During the Period

Absent Purchase Accounting Adjustments Required Under GAAP(2)

(32.9)

Less Estimated Operating Expenses that would be Recognized as a Result of the Acquisition

(139.0)

Less Expected Partnership Income that would have been Recognized

Absent the Acquisition

(112.0)

EBITDA Outlook, Adjusted

$586.0

Reconciliation of net income outlook, pre-acquisition to

EBITDA outlook, adjusted, post-acquisition

2004 Pro Forma

Assuming 1/01/04 Close

Reconciliation of Non-GAAP Measures (cont.)

Notes:

1.  On July 28, 2004, R.H. Donnelley announced a definitive agreement to acquire

SBC Communications Inc.’s directory publishing business in Illinois and

Northwest Indiana, including SBC's interest in the DonTech partnership. For illustration purposes, we are presenting a reconciliation of pro forma net income outlook to pro forma adjusted EBITDA outlook to show full year adjusted pro forma EBITDA as if the transaction closed in January 1, 2004.

2.  The 2004 as adjusted results assume that the estimated pro rata portion of the revenue and direct costs of directories that published prior to the acquisition were recognized during the period pursuant to the deferral and amortization method.  As a result of purchase accounting, these pre-acquisition revenues and expenses will not be included in our reported GAAP results.